EXHIBIT 31.2

US ECOLOGY, INC.

CERTIFICATIONS PURSUANT TO SECTION 302 OF

THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION

I, Eric L. Gerratt, certify that:

1.              I have reviewed this quarterly report on Form 10-Q/A of US Ecology, Inc.;

2.              Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: May 1, 2013	/s/ Eric L. Gerratt
Eric L. Gerratt
Vice President, Chief Financial Officer, Treasurer and
Chief Accounting Officer